EXHIBIT 10

                    OTTER TAIL POWER COMPANY

            DEFERRED COMPENSATION PLAN FOR DIRECTORS


              As Amended and Restated June 21, 2000





TABLE OF CONTENTS
                                                        Page
                                                       Number
                                                       ------

1.   PURPOSE                                             1
2.   PLAN PERIODS                                        1
3.   ADMINISTRATION                                      1
4.   PARTICIPATION                                       1
5.   DEFERRED COMPENSATION ACCOUNTS                      2
6.   PAYMENT                                             4
7.   ASSIGNMENT                                          7
8.   TERMINATION AND AMENDMENT                           8
     SCHEDULE A
     SCHEDULE B



                    OTTER TAIL POWER COMPANY
            DEFERRED COMPENSATION PLAN FOR DIRECTORS
              As Amended and Restated June 21, 2000



     1.  PURPOSE.  The Plan is designed to provide a method
of deferring payment to non-employee Directors of all or part of their retainer and/or meeting fees, as fixed from time to time by the Board of Directors, until termination of their services on the Board.
     2.  PLAN PERIODS.  The first Plan Period shall commence
upon the election of Directors at the 1984 Annual Stockholders' Meeting and terminate on December 31, 1984. An additional Plan Period will commence on July 1, 2000 and continue through
December 31, 2000 for which a Director may elect to defer all or part of his or her retainer and/or meeting fees for that period in the form of restricted stock units, as provided in Section 5 hereof. Subsequent Plan Periods shall relate to successive calendar years.
     3. ADMINISTRATION. The Plan shall be administered by a committee of the Board of Directors designated by the Board to administer the Plan (the "Committee"). The Committee shall be composed solely of two or more "Non-Employee Directors," within the meaning of Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934. The Committee shall have the power to interpret the Plan and, subject to its provisions, to make all determinations necessary or desirable for the Plan's administration.
     4. PARTICIPATION. (a) An individual who serves as Director and is not otherwise employed by the Company or any of its subsidiaries shall be eligible to participate in the Plan if the Director elects to have payment of his or her retainer and/or meeting fees in respect of a Plan Period deferred as provided herein. (b) The election shall be made by written notice on Schedule A to the Plan filed with the Committee prior to the first day of such Plan Period or, in the case of a Director who first becomes eligible during a Plan Period, not later than 30 days after the Director first becomes eligible. In the case of a Director who first becomes eligible during a Plan Period, the election to participate shall apply only to compensation subsequent to making the election. Each such election shall be irrevocable. An election on Schedule A shall remain in effect until changed or rescinded. Prior to the beginning of any subsequent Plan Period, a Participant may irrevocably elect in writing, by completing a new Schedule A, to change an earlier election. Such new election shall become effective on the first business day of the Plan Period following receipt by the
Committee of the new Schedule A.  Notwithstanding the foregoing, a Participant may elect, prior to July 1, 2000, to convert all or part of his or her Deferred Cash Account into the Deferred Stock Account, as such Accounts are described in Section 5 below. The number of whole and fractional restricted stock units (computed to four decimal places) shall be determined as of July 3, 2000 by dividing the amount of the Deferred Cash Account to be converted by the average of the high and low sale prices of a Common Share of Otter Tail Power Company as reported on the NASDAQ National Market System on July 3, 2000.
     5.  DEFERRED COMPENSATION ACCOUNTS.  (a)   An account
shall be established for each eligible, electing Director (a "Participant") which shall be designated as the Participant's Deferred Compensation Account. A Participant's Deferred Compensation Account shall include a Deferred Cash Account and/or a Deferred Stock Account. The Deferred Cash Account means the bookkeeping account of this Plan to which a Participant's deemed cash allocations are credited and the Deferred Stock Account means the bookkeeping account of this Plan to which a Participant's deemed restricted stock unit allocations are credited pursuant to this Plan. If a Participant elects to have payment deferred of his or her retainer and/or meeting fees, the amount of the retainer and/or meeting fees payable with respect to a Plan Period shall be credited, (i) in monthly installments as of the last day of each month in the Plan Period to which such retainer and/or meeting fees relate, for amounts credited to the Participant's Deferred Cash Account and (ii) in quarterly installments as of the last day of each calendar quarter in the Plan Period to which such retainer and/or meeting fees relate, for amounts credited to the Participant's Deferred Stock Account, subject to the provisions of Section 5(d). The Company shall not be required to segregate any amounts credited to the Deferred Compensation Accounts, which shall be established merely as an accounting convenience. Amounts credited to the Deferred Compensation Accounts shall at all times remain solely the property of the Company subject to the claims of its general creditors and available for the Company's use for whatever purpose desired.
     (b) The amounts credited to a Deferred Cash Account shall, in order to alleviate the adverse effects of an inflationary economy, accrue interest each month at an annual rate equal to the rate charged for prime commercial loans of 90-day maturity (based on actual numbers of days, 360 days to the year), plus 1% as of the last business day of the month. Such interest shall be computed on the average daily balance in the Deferred Cash
Account during such month and shall be credited to such Account and compounded as of the last day of such month. Interest shall continue to accrue and be compounded on the unpaid balance in the Deferred Cash Account until such Account is fully distributed.
     (c) The amounts credited to a Deferred Stock Account shall be credited in the form of restricted stock units as of the last day of the calendar quarter. The number of whole and fractional restricted stock units (computed to four decimal places) credited to the Account shall be determined by dividing the amount deferred to the Deferred Stock Account during the quarter by the average of the high and low sale prices of a Common Share of Otter Tail Power Company as reported on the NASDAQ National
Market System on the last business day of the quarter. At such times as cash dividends are declared by the Company on its outstanding Common Shares, an amount shall be credited to the Participant's Deferred Stock Account on the record date for such dividend equal to the amount of dividends that would be paid if the restricted stock units (including a fractional unit) were outstanding Common Shares on such date ("Dividend Equivalents"). At the end of the calendar quarter in which such Dividend Equivalents are credited to the Participant's Deferred Stock Account, the Dividend Equivalents shall be converted to additional whole and fractional restricted stock units (computed to four decimal places) in an amount determined by dividing the amount of the Dividend Equivalents by the average of the high and low sale prices of a Common Share of the Company as reported on the NASDAQ National Market System on the last business day of the quarter. In the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company or other similar corporate transaction or event that affects the Common Shares, the Committee shall make such adjustments as it deems appropriate in the number of restricted stock units credited to a Participant's Deferred Stock Account in order to prevent dilution or enlargement of the Participant's benefits under the Plan.
     (d) If, prior to the end of a Plan Period, a Participant becomes an employee of the Company or one of its subsidiaries or dies or ceases for any reason to be a Director, or if the effective date of participation by a Participant for any Plan Period shall be other than the first day thereof, the Participant will be entitled to be credited with that proportion of the annual retainer for the full Plan Period which the number of days of his or her participation in the Plan during such Plan Period bears to the total number of days in such Plan Period.
     6.  PAYMENT.
     (a) Following termination of a Participant's service on the Board, the Company shall distribute the entire amount accumulated in the Participant's Deferred Compensation Account.
     (b) By written notice on Schedule A to the Plan filed with the Committee, a Participant may elect to have distribution of his or her Deferred Cash Account commence either (i) within 30 days after the date the Participant ceases to be a Director of the Company, (ii) 12 months after the Participant ceases to be a Director of the Company, or (iii) 24 months after the Participant ceases to be a Director of the Company. Any such election, or any change in such election (by such subsequent written notice to the Committee), shall apply only to future deferrals. In the event no election is made as to the commencement of a distribution, such distribution shall commence within 30 days after the date the Participant ceases to be a Director of the Company. The actual date that distribution shall commence shall be a date within the appropriate period determined by the Committee in its sole discretion.
     (c) By written notice on Schedule A to the Plan filed with the Committee, a Participant may choose to receive the distribution of his or her Deferred Cash Account in the form of
(i) one lump-sum payment or (ii) monthly distributions over a period selected by the Participant of up to 10 years. In the event a lump-sum payment is made under the Plan, the amount then standing to the Participant's credit in his or her Deferred Cash Account, including interest at the rate provided in Section 5(b) to the date of distribution, shall be paid to the Participant on the date determined under Section 6(b). In the case of a distribution over a period of years, the Company shall pay to the Participant, commencing on the date determined under Section
6(b), monthly installments from the amount then standing to the Participant's credit in his or her Deferred Cash Account, including interest on the unpaid balance at the rate provided in
Section 5(b) to the date of distribution. The amount of each installment shall be determined by dividing the then unpaid balance, plus accrued interest, in the Participant's Deferred
Cash Account by the number of installments remaining to be paid. If a Participant does not make a choice as to the manner of distribution of his or her Deferred Cash Account, such distribution shall be made in the form of monthly installments paid over a five-year period. Notwithstanding the above and subject to approval by the Committee, a Participant may at any time request, by written notice to the Committee, to have the monthly payments scheduled to be made to him or her within a tax year paid to him or her in one installment within such year.
     (d) Distributions from the Deferred Stock Account shall be in Common Shares of the Company. The Common Shares available for issuance under this Plan shall be issued under, and in accordance with the terms of, the Otter Tail Power Company 1999 Stock Incentive Plan. Upon distribution, one Common Share shall be issued for each restricted stock unit, except that no fractional shares shall be issued, and the Participant shall receive a cash payment in lieu of any fractional share. By written notice on Schedule A to the Plan filed with the Committee, a Participant may elect to have a distribution of his or her Deferred Stock Account to be made (i) within 30 days after the date the Participant ceases to be a Director of the Company, (ii) 12 months after the Participant ceases to be a Director of the Company or (iii) 24 months after the Participant ceases to be a Director of the Company. Any such election, or any change in such election (by subsequent written notice to the Committee), shall apply only to future deferrals. In the event no election is made as to the timing of the distribution, such distribution shall be within 30 days after the date the Participant ceases to be a Director of the Company. The actual date of the distribution shall be a date within the appropriate period determined by the Committee in its sole discretion. A distribution from a Participant's Deferred Stock Account shall be in one lump-sum payment, and a certificate representing the Common Shares shall be delivered to the Participant or the Participant's Beneficiary, as the case may be, along with cash in payment of any fractional share. The value of the fractional share shall be based upon the average of the high and low sale prices of a Common Share of the Company as reported on the NASDAQ National Market System on the business day preceding the distribution date. The Participant or the Participant's Beneficiary, as the case may be, shall have no rights as a holder of Common Shares unless and until a certificate for the shares is issued by the Company.
     (e) In the event of a Participant's death, the balance of a Participant's Deferred Cash Account shall be distributed to the Participant's Beneficiary(ies) over a period of not more than five years, in accordance with the Participant's choice on Schedule B to the Plan filed with the Committee. Such distribution shall be made in a manner consistent with Section 6(c) of the Plan and shall commence within 30 days after the Participant's death, on a date within such month to be determined by the Committee in its sole discretion. Additional annual payments for distributions made over a period of more than one year shall be made on the yearly anniversaries of such date. In the event of a Participant's death after distribution of the Deferred Cash Account has commenced, any choice under this
Section 6(d) shall not extend the time of payment of the Participant's Deferred Cash Account beyond the time when distribution would have been completed if the Participant had lived. A Participant may change Beneficiary designations by filing a subsequent Schedule B with the Committee. If a Participant does not make a choice as to the manner of distribution of his or her Deferred Cash Account in the event of death, any such distribution shall be made as a lump-sum payment to his or her estate within 30 days after the Participant's death.
     (f) In the event of a Participant's death, the balance of a Participant's Deferred Stock Account shall be distributed to the Participant's Beneficiary(ies) in one lump-sum payment within 30 days after the Participant's death, on a date within such month to be determined by the Committee in its sole discretion, in accordance with the provisions of Section 6(d) of the Plan.
     (g) Notwithstanding any other provision of the Plan, if the Committee shall determine in its sole discretion that the time of payment of a Participant's Deferred Compensation Account should be advanced because of protracted illness or other undue hardship, then the Committee may advance the time or times of payment (whether before or after the Director's retirement date) only if the Committee determines that an emergency beyond the control of the Participant exists and which would cause such Participant severe financial hardship if the payment of such benefits were not approved. Any such distribution for hardship shall be limited to the amount needed to meet such emergency. A Participant who receives a hardship distribution may not reenter the Plan for 12 months after the date of such distribution. Any distribution for hardship under this Section 6(g) shall commence or be made within 30 days after the Committee determines to make such hardship distribution.
     7. ASSIGNMENT. No benefit under the Plan shall in any manner or to any extent be assigned, alienated, or transferred by any Participant or Beneficiary or subject to attachment, garnishment, or other legal process.
     8. TERMINATION AND AMENDMENT. The Committee may terminate the Plan at any time so that no further amounts shall be credited to Deferred Compensation Accounts or may, from time to time, amend the Plan, without the consent of Participants or Beneficiaries; provided, however, that no such amendment or termination shall impair any rights which have accrued under the Plan.

                   OTTER TAIL POWER COMPANY
            DEFERRED COMPENSATION PLAN FOR DIRECTORS
             As Amended and Restated  June 21, 2000

              ONE-TIME ELECTION TO CONVERT AMOUNTS
       IN DEFERRED CASH ACCOUNT TO DEFERRED STOCK ACCOUNT


SECTION 1.  CONVERSION ELECTION.

     I hereby irrevocably elect to convert___________% of the amount in my Deferred Cash Account to the Deferred Stock Account, in accordance with the terms of the Otter Tail Power Company Deferred Compensation Plan for Directors, As Amended and Restated June 21, 2000.

     I understand that, in accordance with Section 4(b) of the Plan, as of July 3, 2000, whole and fractional restricted stock units (computed to four decimal places) will be credited to my Deferred Stock Account in an amount determined by dividing the amount of cash to be converted by the average of the high and low sale prices of a Common Share of Otter Tail Power Company as reported on the NASDAQ National Market on July 3, 2000. I understand that no actual shares will be issued in my name until I receive a distribution from the Plan and, until such time, my Deferred Stock Account will be credited with Dividend Equivalents, which will be converted into additional restricted stock units, as described in the Plan. I further understand that the distribution from my Deferred Stock Account will be made in a lump-sum payment in the form of Common Shares of Otter Tail Power Company.

SECTION 2.  TIMING OF DISTRIBUTION.

     I hereby irrevocably elect, in accordance with the terms of the Plan, to have the distribution from my Deferred Stock Account to be made as follows:

_____within 30 days after I cease to be a Director of the Company

_____12 months after I cease to be a Director of the Company

_____24 months after I cease to be a Director of the Company

     I understand that if no election is made, my distribution will be made within 30 days after I cease to be a Director of the Company.

     I further understand that the above election as to the timing of the distribution will not take effect until January 1, 2001, and that if I cease to be a Director prior to that date, my distribution will be made in Common Shares of Otter Tail Power Company in one lump-sum payment within 30 days, 12 months or 24 months after I cease to be a Director, whichever period or date is in accordance with my prior election under the Plan as to the commencement of my distribution.


SECTION 3.  SIGNATURE.

     I understand that the above elections are subject to the terms of the Plan. I acknowledge receipt of a copy of the Plan. I certify that my elections are not being made in reliance upon any financial or tax advice given by the Company. I understand that I should consult my own tax advisor as to the tax consequences of my elections.



-------------------------          -------------------------
Witness                            Participant's Signature

                                   June______, 2000


                                                     SCHEDULE A
                      IRREVOCABLE ELECTION
                            under the
                    Otter Tail Power Company
            Deferred Compensation Plan for Directors
              As Amended and Restated June 21, 2000


     THIS IRREVOCABLE ELECTION is being made pursuant to the Otter Tail Power Company Deferred Compensation Plan for Directors, As Amended and Restated June 21, 2000 (the "Plan"). Any election under any Section specified below which changes a prior election under the Plan shall apply only to subsequent Plan Periods, as defined in the Plan. Terms used herein shall have the meanings given to them in the Plan.

SECTION 1.  DEFERRAL ELECTION.

     I hereby irrevocably elect to defer receipt of all or part of my retainer and/or meeting fees pursuant to the terms of the Plan and this Irrevocable Election, as indicated below:

 _____ % of retainer
 _____ % of meeting fees

SECTION 2.  FORM OF PAYMENT.

     I hereby irrevocably elect to receive payment of the amounts deferred in accordance with my election above and the terms of the Plan, in the form indicated below:

_____ Cash

_____ Common Shares of Otter Tail
      Power Company. I understand that no actual shares will be issued in my name until I receive a distribution from the Plan and, until such time, my
      Deferred Stock Account will be credited with restricted stock units and Dividend Equivalents, which will be converted into additional restricted stock units, as described in the Plan.

SECTION 3.  TIMING OF DISTRIBUTION.

     I hereby irrevocably elect, in accordance with the terms of the Plan, to have the distribution from my Deferred Cash Account and/or Deferred Stock Account to commence or be made as follows:

_____ within 30 days after I cease to be a Director of the Company

_____ 12 months after I cease to be a Director of the Company

_____ 24 months after I cease to be a Director of the Company

     I understand that if no election is made, my distribution will commence or be made within 30 days after I cease to be a Director of the Company.

     I further understand that payment from my Deferred Stock
Account, if any, will be in the form of Common Shares of the Company and will be made only in one lump-sum payment.

SECTION 4.  NUMBER OF DISTRIBUTIONS FROM DEFERRED CASH ACCOUNT.

        Note: This election applies only to cash distributions under the Plan from my Deferred Cash Account, if any.

     I hereby elect, in accordance with the terms of the Plan, to receive my cash distributions from my Deferred Cash Account under the Plan, as indicated below:

_____ In one lump sum

_____ In monthly installments over a period of years
      (not to exceed 10 years).

     I understand that if no election is made, my cash distribution will be made in monthly installments over a period of five years.

SECTION 5.  SIGNATURE.

     I understand that the above elections are subject to the terms of the Plan. I acknowledge receipt of a copy of the Plan. I certify that my elections are not being made in reliance upon any financial or tax advice given by the Company. I understand that I should consult my own tax advisor as to the tax consequences of my elections.



-------------------------          -------------------------
Witness                            Participant's Signature



                                   -------------------------
                                   Date


                                                       SCHEDULE B

                    OTTER TAIL POWER COMPANY
            DEFERRED COMPENSATION PLAN FOR DIRECTORS
              As Amended and Restated June 21, 2000


SECTION 1.  METHOD OF DISTRIBUTION IN CASE OF DEATH.

     Deferred Cash Account.   In case of my death, I hereby
elect, in accordance with the terms of the Plan, to have the distribution of my Deferred Cash Account, if any, paid over a period of _____ year(s) (not to exceed five years) to my Beneficiary(ies) designated in Section 2 hereof. I understand that if no election is made, a lump-sum payment will be made to my Beneficiary(ies) or estate within 30 days of my death.

     Deferred Stock Account. In case of my death, I hereby elect, in accordance with the terms of the Plan, to have the distribution from my Deferred Stock Account, if any, paid to my Beneficiary(ies) designated in Section 2 hereof. I understand that any payments from my Deferred Stock Account will be in the form of Common Shares of Otter Tail Power Company and will be made in a lump sum to my Beneficiary(ies) or estate within 30 days of my death, in accordance with the terms of the Plan.

SECTION 2.  DESIGNATION OF BENEFICIARY(IES).

     In the event of my death, I hereby designate the following individuals, fiduciaries or other entities, either in their own right or in their representative capacity, in the proportions and in the priority of interest designated, to be the beneficiaries of any benefits owing to me, under the Plan.

     PRIMARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder. If any one or more of the primary beneficiaries designated hereunder shall predecease me, such beneficiary's share(s) shall be divided equally among the remaining primary beneficiaries.

NAME AND PRESENT ADDRESS      PROPORTIONATE
       OF PRIMARY          INTEREST OF PRIMARY   RELATIONSHIP
    BENEFICIARY(IES)        BENEFICIARY(IES)      TO EMPLOYEE

-------------------------  ------------------%   -------------

-------------------------  ------------------%   -------------

-------------------------  ------------------%   -------------

-------------------------  ------------------%   -------------

-------------------------  ------------------%   -------------

-------------------------  ------------------%   -------------



-------------------------     -------------------------
Date                          Participant's Initials

     SECONDARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder only if all of my Primary Beneficiaries have predeceased me. If all Primary Beneficiaries have predeceased me and if any one or more of the Secondary Beneficiaries designated hereunder shall predecease me, such Secondary Beneficiary's share(s) shall be divided equally among the Secondary Beneficiaries.

                              PROPORTIONATE
 NAME AND PRESENT ADDRESS      INTEREST OF
       OF SECONDARY             SECONDARY        RELATIONSHIP
     BENEFICIARY(IES)       BENEFICIARY(IES)     TO EMPLOYEE


-------------------------  ------------------%   -------------

-------------------------  ------------------%   -------------

-------------------------  ------------------%   -------------


     ESTATE - In the event I have declined to designate a Beneficiary hereunder or if all of the Beneficiaries that I have designated predecease me, then all benefits payable under the Plan shall be payable to my Estate.



-------------------------          -------------------------
Witness                            Participant's Signature



                                   -------------------------
                                   Date